Exhibit 10.1

Amendment # 12 to the Information Technology Services Agreement

ACE INA Holdings Inc., a corporation having a place of business at 1601 Chestnut Street, Two Liberty Place, Philadelphia, Pennsylvania 19101 (“ACE”), and International Business Machines Corporation (“IBM”), a corporation having its headquarters at Route 100, Somers, New York 10589, agree that the following terms and conditions amend and/or supplement the Information Technology Services Agreement (“Agreement”), dated June 29, 1999, between ACE and IBM and are designated Amendment #12 (“Amendment #12”). This Amendment # 12 changes the section(s) of the Agreement as indicated below. Unless modified herein, all other terms defined in the Agreement and any previous Amendments shall have the same meanings when used in this Amendment #12. All terms and conditions of the Agreement and its subsequent Amendments not otherwise specifically amended or supplemented herein remain unchanged and in full force and effect.

Unless otherwise stated within this Amendment, this Amendment #12 shall be effective as of January 1, 2008 (“Amendment #12 Effective Date”).

PRELIMINARY STATEMENT

ACE and IBM have agreed to amend certain Schedules of the Agreement through various Letters during calendar year 2006. This Amendment incorporates the changes agreed upon in Letters 0497, 0498, 0499, 0501, 0502, 0503, 0504, 0506, 0510, 0517, 0511, 0514, 0520, 0521, 0522, 0524, 0525, 0526, 0532, 0533, 0534, 0535, and 0537.

1.	Contract Documents affected by this Amendment:

•	Information Technology Services Agreement

•	Schedule A

•	Schedule B

•	Schedule C

•	Schedule D

•	Schedule E

•	Schedule J

•	Schedule J Supplement

•	Schedule K-2

•	Schedule O

•	Schedule V

2.	Information Technology Services Agreement

a.	The Agreement dated June 29, 1999, as amended, is further amended as follows:

i.	Schedule V is removed from Section 2.3;

ii.	Section 3.1 is deleted in its entirety and replaced with the following;

This Agreement shall come into full force and effect upon the Commencement Date and continues until 12:00 midnight, ET, on December 31, 2014, unless this Agreement is terminated as provided herein or extended as provided in Sections 3.2 or 20.5, in which case the Term shall end at 12:00 midnight on the effective date of such termination or the date to which this Agreement is extended.

iii.	Section 6.1 (a) is deleted in its entirety and replaced with the following;

(a) Service Facilities. The Services shall be provided at or from (i) the data centers and other service locations owned or leased by ACE and set forth on Schedule O, (ii) those IBM Facilities, in use at the effective date of Amendment 11, (iii) any other service location as may be agreed upon by IBM and ACE in writing.

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Subject to ACE’s advance written consent, IBM may provide any part of the Services with personnel from non-US locations provided that IBM presents a transition plan to ACE in advance for ACE’s review and consent. IBM will use good faith efforts to remedy any reasonable ACE concerns with the transition plan prior to implementation. ACE agrees that it shall not unreasonably withhold, condition or delay its consent. IBM agrees to be responsible for any additional incremental costs incurred by ACE as a result of IBM’s transition of part of the Services to a non-US location.

iv.	The first sentence of Section 11.11(a) is deleted in its entirety and replaced with the following:

Not more than once every two years during the Term and to be effective no sooner than January 1, 2010, ACE may, subject to this Section 11.11, engage the services of a mutually agreeable independent third party (a “Benchmarker”) to compare the Services by Tower against the standard of well-managed operations performing similar services under similar conditions, prices, terms and environments (“Benchmarking”).

v.	Pursuant to Letter #0517, dated October 5, 2006, effective July 1, 2005, Section 15.6 is deleted in its entirety and replaced with the following:

Each Party represents and warrants that it shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any U.S. patent, copyright, trademark or similar proprietary rights conferred by contract or by common law or by the law of the U.S. or any state therein of any third party, or, for responsibilities performed in countries other than the United States, of any patent, copyright, trademark or similar proprietary rights conferred by contract or by common law or by law in such countries; provided, however, that the performing Party shall not have any obligation or liability to the extent any infringement or misappropriation is caused by (i) modifications or misuse made by the other Party or its subcontractors without the knowledge or approval of the performing Party, (ii) the other Party’s combination of the performing Party’s work product or Materials with items not furnished or specified by the performing Party or contemplated by this Agreement, (iii) a breach of this Agreement by the other Party, or (iv) Third Party Software, except to the extent that such infringement or misappropriation arises from the failure of the performing Party to obtain the necessary licenses or Required Consents or to abide by the limitations of the applicable Third Party Software licenses. In addition, IBM represents and warrants that it will use commercially reasonable efforts to obtain intellectual property indemnification for ACE pursuant to any agreements that IBM enters into after the Commencement Date in connection with providing the Services with respect to Third Party Software, from the suppliers of such Software, that is comparable to the intellectual property indemnification provided by IBM to ACE under this Agreement, and will use reasonable efforts to notify ACE of all failures to obtain such indemnification.

vi.	The address of ACE in Section 16.1 (d) is deleted and replaced with the following:

ACE INA HOLDINGS, INC.

436 Walnut Street

Philadelphia, Pennsylvania 19106

Attention: General Counsel

vii.	Pursuant to Letter #0517, dated October 5, 2006, effective July 1, 2005, Section 17.1(f) is deleted in its entirety and replaced with the following:

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Infringement or alleged infringement of a patent, trade secret, copyright or other proprietary rights conferred by contract, common law or by the law of the U.S. or any state therein or other country in which IBM performs its responsibilities under this Agreement in contravention of IBM’s representations and warranties in Sections 15.5 and 15.6 provided that IBM shall have no obligation with respect to any Losses to the extent the same arises out of or in connection with ACE’s modification or misuse of Equipment, systems, programs or products, or ACE’s combination, operation or use with devices, data, Equipment, systems, programs or products not furnished by IBM or its subcontractors or agents; provided further that if such a claim is made or appears likely to be made, ACE agrees to permit IBM to obtain the right for ACE to continue to use such Equipment, system, program or product, or to modify it or replace it with one that is at least functionally equivalent;

viii.	Pursuant to Letter #0517, dated October 5, 2006, effective July 1, 2005, Section 17.2(e) is deleted in its entirety and replaced with the following:

Infringement or alleged infringement of a patent, trade secret, copyright or other proprietary rights conferred by contract, common law or by the law of the U.S. or any state therein or other country in which IBM performs its responsibilities under this Agreement with respect to materials provided by ACE or contravention of ACE’s representations and warranties in Sections 15.5 and 15.6 provided that ACE shall have no obligation with respect to any Losses to the extent the same arises out of or in connection with IBM’s modification or misuse of Equipment, systems, programs or products, or IBM’s combination, operation or use with devices, data, Equipment, systems, programs or products not furnished by ACE or its subcontractors or agents; provided further that if such a claim is made or appears likely to be made, IBM agrees to permit ACE to obtain the right for IBM to continue to use such Equipment, system, program or product, or to modify it or replace it with one that is at least functionally equivalent;

ix.	Section 20.3 is deleted in its entirety and replaced with the following

ACE may terminate the Agreement for convenience and without cause to be effective at any time after December 31, 2009, by giving IBM at least one hundred eighty (180) days prior written notice designating the termination date, or, beginning July 1, 2002, with respect to any or all individual Towers. On the effective date of termination, ACE shall pay to IBM a Termination Charge calculated in accordance with Schedule J. In the event that a purported termination for cause by ACE under Section 20.1 is determined by a competent authority not to be properly a termination for cause, then such termination by ACE shall be deemed to be a termination for convenience under this Section 20.3. Any Termination Charges associated with New Services agreed upon by the Parties under the auspices of separate statements of work will be specified in each statement of work.

x.	The address of ACE in Section 21.4 is deleted and replaced with the following:

ACE INA HOLDINGS, INC.

436 Walnut Street

Philadelphia, Pennsylvania 19106

Attention: General Counsel, and

3.	Schedule A, “Application Software”

a.	Schedule A is deleted in its entirety and replaced by the revised Schedule A attached to this Amendment #12. The revised Schedule A incorporates changes to the list of Applications and support personnel.

4.	Schedule B, “System Software”

a.	Schedule B is deleted in its entirety and replaced by the revised Schedule B attached to this Amendment #12. The revised Schedule B incorporates changes agreed upon in Letter #0506, dated May 24, 2006 and as further agreed by the Parties.

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b.	Schedule B-1 is added pursuant to the agreement between the Parties documented in Section 8.0.i. of Schedule J with respect to certain BMC Software.

5.	Schedule C, “Key Personnel”

a.	Schedule C is deleted in its entirety and replaced by the revised Schedule C attached to this Amendment #12. The revised Schedule C incorporates changes made by IBM notified to ACE in Letter #0526, dated March 30, 2007.

6.	Schedule D, “Subcontractors”

a.	Schedule D is deleted in its entirety and replaced by the revised Schedule D attached to this Amendment #12. The revised Schedule D is effective May 10, 2006. The revised Schedule D incorporates changes agreed upon in Letter #0522, dated December 19, 2006 and the inclusion of Broadridge Financial Solutions.

7.	Schedule E, “Services and Support Responsibilities”

a.	Schedule E is deleted in its entirety and replaced by the revised Schedule E attached to this Amendment #12. The revised Schedule E incorporates the following changes:

i.	TLP Voice IMACD Services were terminated effective March 1, 2006, as agreed upon in Letter #0497, dated February 28, 2006;

ii.	Additional WAN-Broadband Services were added and changes were made to WAN-Broadband Services pursuant to Letter #514, dated December 19, 2006;

iii.	Additional Distributed Computing Services were added for WSUS Services in Part 6-A;

iv.	Midrange (iSeries) Server Services were terminated effective November 30, 2006 pursuant to Letter #0520, dated December 11, 2006;

v.	Section 5 of Part 7-G was deleted in its entirety as the Call Accounting Service was terminated by ACE effective February 1, 2007; and

vi.	All references to “Blackberry” devices were changed to “mobile hand held” devices pursuant to ACE’s request.

8.	Schedule J, “Charges”

a.	Schedule J is deleted in its entirety and replaced by the revised Schedule J attached to this Amendment #12. The revised Schedule J incorporates the following changes:

i.	The definition of “RRC Floor” was updated;

ii.	While Section 5.3.a was modified effective June 1, 2007 pursuant to Letter #0525, dated March 1, 2007, it has been removed;

iii.	Section 5.3.e.4. was modified to include a term that travel time and expenses associated with disaster recovery tests are ACE’s financial responsibility.

iv.	Section 5.3.f. was added effective June 1, 2007 pursuant to Letter #0525, dated March 1, 2007;

v.	Section 5.4 was removed effective November 30, 2006 pursuant to Letter #0520, dated December 11, 2006;

vi.	Section 5.7.a. was modified to add additional provisions regarding the provision of Additional Distributed Computing Services for WSUS Services;

vii.	Section 5.7.d.4. was modified to include a term that travel time and expenses associated with disaster recovery tests are ACE’s financial responsibility;

viii.	The first paragraph of Section 5.8 is deleted in its entirety;

ix.	Section 5.8.i.5. was deleted, effective February 1, 2007, pursuant to Letter #537, dated December 21, 2007;

x.	Section 5.8.n. was deleted in its entirety as the Services were terminated effective March 1, 2006, as agreed upon in Letter #0497, dated February 28, 2006;

xi.	Section 5.9.a was modified to incorporate changes for the inclusion of US Tier 1, US Tier 2, and US Tier 3 AMS resources;

xii.	Section 5.9.a.5 was modified to correct an error;

xiii.	Section 5.9.a.10 was modified to account for IBM’s agreement to be financially responsible for Charges related to transition between IBM Personnel requested by ACE related to this Amendment #12;

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xiv.	Section 5.9.b. was modified for the inclusion of US Tier 1, US Tier 2, and US Tier 3 AMS Resources;

xv.	Variable Charges for Workstation Support Services were modified effective January 1, 2007 pursuant to Letter #0524, dated May 29, 2007;

xvi.	Section 7.3.b. was modified to change the minimum to 60% of the 2008 Baseline;

xvii.	Section 8.0.d. was modified to update the Mainframe model that was upgraded;

xviii.	Sections 8.0.g. through 8.0.j. were added;

xix.	Section 9 was updated with new Termination Charges; and

xx.	The last sentence of Section 10 was deleted.

b.	Amendment #12, “Schedule J Supplement: The Schedule J Supplement is deleted in its entirety and replaced by the revised Schedule J Supplement attached to this Amendment #12. The revised Schedule J Supplement incorporates the following changes:

i.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site in Houston, TX, pursuant to Letter #501, dated May 3, 2006. The credit provided in Letter #501 will cease and be incorporated into the Charges as of the Amendment #12 Effective Date;

ii.	Termination of the PBX and PBX Adjunct Equipment at the ACE Site in Minnetonka, MN, effective April 30, 2006 pursuant to Letter #502, dated May 3, 2006. The credit provided in Letter #502 will cease and be incorporated into the Charges as of the Amendment #12 Effective Date;

iii.	Termination of the PBX and PBX Adjunct Equipment at the ACE Site in Washington, D.C., effective May 30, 2006 pursuant to Letter #503, dated May 3, 2006. The credit provided in Letter #503 will cease and be incorporated into the Charges as of the Amendment #12 Effective Date;

iv.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site in San Diego, CA, pursuant to Letter #504, dated May 3, 2006. The credit provided in Letter #504 will cease and be incorporated into the Charges as of the Amendment #12 Effective Date;

v.	Termination of the Midrange (iSeries) Server Services effective November 30, 2006 pursuant to Letter #0520, dated December 11, 2006. The credit provided in Letter #520 will cease and be incorporated into the Charges as of the Amendment #12 Effective Date;

vi.	Mainframe Charges were amended effective June 1, 2007 pursuant to Letter #0525, dated March 1, 2007;

vii.	Termination of Call Accounting Services, effective February 1, 2007 pursuant to Letter #537, dated December 21, 2007. A one-time credit was provided in Letter #537 and the Charges are removed as of the Amendment #12 Effective Date;

viii.	Workstation Support Charges were modified effective January 1, 2007 pursuant to Letter #0524, dated May 29, 2007;

ix.	Termination of the PBX and PBX Adjunct Equipment at the ACE Site in Boston, MA, effective July 30, 2007 pursuant to Letter #532, dated November 29, 2007. The credit provided in Letter #532 will cease and be incorporated into the Charges as of the Amendment #12 Effective Date

x.	Termination of the PBX and PBX Adjunct Equipment at the ACE Site in Southfield, MI, effective November 30, 2007 pursuant to Letter #533, dated November 29, 2007. The credit provided in Letter #533 will cease and be incorporated into the Charges as of the Amendment #12 Effective Date; and

xi.	Termination of the PBX and PBX Adjunct Equipment at the ACE Site in Overland Park, KS, effective December 31, 2007 pursuant to Letter #534, dated December 18, 2007. The credit provided in Letter #534 will be incorporated into the Charges as of the Amendment #12 Effective Date; and

xii.	Changes to the Mainframe Charges and Mainframe DR Charges, effective December 15, 2007, pursuant to Letter #535, dated November 29, 2007.

c.	Table J-3: Table J-2 is deleted in its entirety and replaced by the revised Table J-2 attached to this Amendment #12. The revised Table J-2 incorporates the following changes:

i.	Termination of the PBX and PBX Adjunct Equipment at the ACE Site at TLP in Philadelphia, PA, pursuant to Letter #499, dated February 28, 2006;

ii.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site at Houston, TX, pursuant to Letter #501, dated May 3, 2006;

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iii.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site at Minnetonka, MN, pursuant to Letter #502, dated May 3, 2006;

iv.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site at Washington, D.C, pursuant to Letter #503, dated May 3, 2006;

v.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site at San Diego, CA, pursuant to Letter #504, dated May 3, 2006;

vi.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site at Boston, MA, pursuant to Letter #533, dated November 29, 2007;

vii.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site at Southfield, MI, pursuant to Letter #534, dated November 29, 2007; and

viii.	Changes to the PBX and PBX Adjunct Equipment at the ACE Site at Overland Park, KS, pursuant to Letter #535, dated December 18, 2007.

d.	Table J-9: Table J-9 is deleted in its entirety and replaced by the revised Table J-9 attached to this Amendment #12. The revised Table J-9 incorporates changes agreed upon in Letter #0514, dated December 19, 2006.

e.	Exhibit J-B: Exhibit J-B is deleted in its entirety and replaced by the revised Exhibit J-B attached to this Amendment #12. The revised Exhibit J-B incorporates changes agreed upon in Letter #0514, dated December 19, 2006.

9.	Schedule K-2, “Workstation Standards”

a.	Schedule K-2 is deleted in its entirety and replaced by the revised Schedule K-2 attached to this Amendment #12. The revised Schedule K-2 is effective June 30, 2006. The revised Schedule K-2 incorporates changes agreed upon in Letter #0511, dated October 24, 2006.

10.	Schedule O, “ACE Sites”

a.	Schedule O is deleted in its entirety and replaced by the revised Schedule O, dated February 28, 2006, attached to this Amendment #12 and is effective March 7, 2006 pursuant to Letter #0498, dated February 28, 2006. Schedule O is further amended and replaced with the revised Schedule O, dated December 14, 2006, attached to this Amendment #12 pursuant to Letter #0521, dated December 14, 2006.

11.	Schedule V, “Services Provided From Non-US Locations”

a.	While Schedule V was added to the Agreement effective August 15, 2006 as agreed upon in Letter #0510, dated August 3, 2006, the Parties agree that Schedule V and Letter #0510 are removed from the Agreement as of the Amendment #12 Effective Date.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT #12, UNDERSTAND IT, AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS. FURTHER, THE PARTIES AGREE THAT THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES RELATING TO THIS SUBJECT SHALL CONSIST OF 1) THE AMENDMENTS, 2) THE SCHEDULES, AND 3) THE AGREEMENT, DATED JUNE 29, 1999, AS AMENDED. THIS STATEMENT OF AMENDMENT #12 SUPERCEDES ALL PROPOSALS OR OTHER PRIOR AGREEMENTS, ORAL OR WRITTEN, AND ALL OTHER COMMUNICATIONS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER DESCRIBED IN THIS AMENDMENT #12.

Accepted by:	Accepted by:

International Business Machines Corporation	ACE INA Holdings Inc.

By:	By:
Authorized Signature	Authorized Signature

Ray Hoppenjans	William M. Siegle
Name (Type or Print) Date	Name (Type or Print) Date

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